SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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OPTi Inc.

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OPTi Inc.

One First Street Suite 14

Los Altos, California 94022

November 26, 2012

Dear Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of OPTi Inc. (“OPTi”) which will be held on December 13, 2012, at 10:00 A.M. Pacific Time, at the offices of OPTi at One First Street, Suite 14, Los Altos, California.

At the Annual Meeting, you will be asked to:

1. elect five members to the Board of Directors who will serve until the earlier of OPTi’s next annual meeting or the appointment of their successors;

2. ratify the appointment of Armanino McKenna LLP as independent auditors of OPTi for the fiscal year ending March 31, 2013; and

3. transact such other business as may properly come before the meeting or any postponement or adjournment thereof as determined by OPTi.

The foregoing items of business are more fully described in the enclosed Proxy Statement. The formal Notice of Meeting, the proxy card and copies of the Company’s Form 10-K filed on June 29, 2012 and most recent Form 10-Q filed on November 14, 2012 are also enclosed. Whether or not you plan to attend the meeting, it is important that you sign and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. Your shares will be voted at the meeting in accordance with your proxy.

Very truly yours,

OPTi Inc.

/s/ MICHAEL MAZZONI

Michael Mazzoni

Secretary

OPTi Inc.

Notice of Annual Meeting of Shareholders

to Be Held On December 13, 2012

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of OPTi Inc., a California corporation (“OPTi” or the “Company”), will be held on December 13, 2012 at 10:00 A.M. Pacific Time, at the offices of the Company at One First Street, Suite 14, Los Altos, California, for the following purposes:

1. to elect five directors who will serve until the earliest of OPTi’s next annual meeting or the appointment of their successors (Proposal No. 1);

2. to ratify the appointment of Armanino McKenna LLP as independent auditors of OPTi for the fiscal year ending March 31, 2013 (Proposal No. 2); and

3. to transact such other business as may properly come before the meeting or any postponement or adjournment thereof as determined by OPTi.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business on November 21, 2012 are entitled to notice of and to vote at the meeting and any postponement or adjournment thereof.

By Order of the Board of Directors,

/s/ MICHAEL MAZZONI

Michael Mazzoni

Secretary

Los Altos, California

November 26, 2012

IMPORTANT: All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date, and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder returned a proxy card.

OPTi Inc.

PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 13, 2012

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of OPTi Inc. (“OPTi” or the “Company”) for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on December 13, 2012 at 10:00 A.M. Pacific Time, or at any postponement or adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the offices of the Company at One First Street, Suite 14, Los Altos, California. The telephone number at that location is (650) 213-8550.

These proxy solicitation materials were mailed on or about November 29, 2012 to all shareholders entitled to vote at the meeting.

Purposes of the Annual Meeting

The purposes of the Annual Meeting are to (i) elect five directors to serve until the earlier of OPTi’s next annual meeting or the appointment of their successors; (ii) ratify the appointment of Armanino McKenna LLP as the Company’s independent auditors for fiscal year ending March 31, 2013; and (iii) transact such other business as may properly come before the Annual Meeting and at any and all postponements or adjournments thereof as determined by OPTi.

Annual Meeting Record Date and Share Ownership

Only shareholders of record at the close of business on November 21, 2012 (the “Annual Meeting Record Date”) are entitled to receive notice of and to vote at the Annual Meeting. On the Annual Meeting Record Date, 11,645,903 shares of the Company’s common stock were issued and outstanding. For information regarding security ownership by management and by 5% shareholders, see “Security Ownership of Certain Beneficial Owners and Management.” The closing price of the Company’s common stock on the OTC Bulletin Board on the Annual Meeting Record Date was $0.47 per share.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving the proxy at any time before the named proxies vote at the Annual Meeting. A proxy may be revoked by either (1) delivering to the Company’s offices at One First Street, Suite 14, Los Altos, California 94022, a written notice of revocation or a duly executed proxy bearing a later date, addressed to the attention of Michael Mazzoni, Secretary of the Company, or (2) by attending the Annual Meeting and voting in person. Attending the Annual Meeting in and of itself will not constitute a revocation of a proxy.

Availability of Cumulative Voting and Solicitation

Every shareholder voting in the election of directors may cumulate such shareholder’s votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such shareholder, or distribute the shareholder’s votes on the same principle among as many candidates as the shareholder deems fit, provided that votes cannot be cast for more than five (5) candidates. However, no shareholder shall be entitled to cumulate votes for any candidate unless the candidate’s name has been properly placed in nomination pursuant to the procedures set forth in the Company’s 2011 Proxy Statement. Cumulative voting will only be permitted if a shareholder provides the Company notice of his or her intention to vote cumulatively prior to the voting at the Annual Meeting. On all other matters, each share has one (1) vote. Only the five nominees set forth in this proxy statement have been properly nominated for election at the Annual Meeting. No other nominees will be considered at the Annual Meeting.

Shares of common stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, properly executed proxies will be voted: (i) FOR the election of each of the nominees as a director; and (ii) FOR ratification of the appointment of Armanino McKenna LLP as independent auditors for fiscal year ending March 31, 2013. No business other than that set forth in the accompanying Notice of Annual Meeting of Shareholders is expected to come before the Annual Meeting. Should any other matter requiring a vote of shareholders properly arise, the persons named in the enclosed form of proxy will vote the shares they represent as the Board of Directors shall determine.

The cost of this solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone, email or letter.

Quorum; Abstentions; Broker Non-Votes

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of common stock issued and outstanding on the Annual Meeting Record Date. Shares that are voted “FOR” or “AGAINST” a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares “represented and voting” at the Annual Meeting (the “Votes Cast”) with respect to such matter.

The Company intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business. Abstentions are counted against a proposal for purposes of determining whether or not a proposal is approved, whereas broker non-votes are not counted for the purpose of determining whether a proposal has been approved.

Deadline for Receipt of Shareholder Proposals for 2013 Annual Meeting

OPTi currently expects that its next Annual Meeting of Shareholders will be held during the last week of October 2013. Proposals of shareholders of the Company intended to be presented by such shareholders at the 2013 Annual Meeting must be received at the Company’s offices, by certified mail, no later than May 31, 2013 in order to have them included in the Proxy Statement and form of proxy for that meeting. Your proposal must also satisfy the other requirements for shareholder proposals set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Material Litigation

None of our current executive officers or directors, or any affiliate or owner of more than 5% of our common shares is a party adverse to us in any material legal proceeding or is involved in any legal proceedings that the Securities and Exchange Commission has identified as being material to the evaluation of the ability or integrity of a director or executive officer.

Fiscal Year End

The “Last Fiscal Year” refers to the twelve months ended March 31, 2012.

PROPOSAL NUMBER 1

ELECTION OF DIRECTORS

Directors and Nominees for Directors

A board of five directors will be elected at the Annual Meeting. The Company’s Board of Directors amended the Company’s bylaws effective October 2, 2012 to increase the size of the Board from four to five members.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees named below. Two of the nominees are presently directors of the Company. The other three nominees were submitted by the investment manager and/or general partner of the Company’s majority shareholder and its related entities. See Security Ownership of Certain Beneficial Owners and Management below. The Board evaluated such candidates pursuant to the Company’s policies set forth below, and found each such candidate to be eligible to serve as a director of the Company. Mr. Nanda, currently a director of the Company, is not standing for re-election.

In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the earlier of our next Annual Meeting of Shareholders or a successor has been duly qualified and elected.

Vote Required

The five (5) nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect in the election of directors under California law.

California law grants shareholders the right to cumulate their votes in the election of directors. Under cumulative voting, each shareholder is entitled to one vote per share times the number of directors to be elected, and such votes may be allocated among the nominees as each shareholder desires. No shareholder shall be entitled to cumulate votes unless a shareholder provides notice at the Annual Meeting prior to the voting of such shareholder’s intention to cumulate votes. Once any one shareholder has given such notice, all shareholders may cumulate their votes. As the investment manager and/or general partner of the Company’s majority shareholder and its related entities, Mr. Muoio can elect himself, Mr. Bradley and Mr. Edelman to the Board without additional votes from any other shareholder.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL NOMINEES NAMED BELOW.

BOARD OF DIRECTORS AND NOMINEE BIOGRAPHICAL INFORMATION

The names of the nominees and certain information about them is set forth below, including information furnished by them as to their principal occupations for the last five (5) years and their ages as of the Annual Meeting Record Date. The names of the Company’s officers and certain information about them is also set forth below.

Name of Nominee	Age	Position with the Company	Since
Bernard T. Marren(1)	77	President, Chief Executive Officer and Chairman of the Board	1996
William H. Welling(1)(2)(3)(4)(5)	56	Director	1998
Salvatore Muoio(5)	53	Investment manager and/or general partner of majority shareholder and its related entities
Timothy P. Bradley(5)	51
Robert H. Edelman(5)	59

(1)	Current director of the Company
(2)	Member of the Audit Committee.
(3)	Member of the Compensation Committee.
(4)	Member of Nominating Committee
(5)	Independent Director

Bernard T. Marren has served as President and Chief Executive Officer of the Company since May 1998 and has served as a director since 1996. Mr. Marren founded and was the first President of SIA (the Semiconductor Industry Association) and is currently a director at Microtune, Inc. and several privately held companies. Mr. Marren also served as a director at InFocus Corporation until its sale in 2009. We believe that Mr. Marren is qualified to sit on our Board because he is the President and Chief Executive Officer of the Company and has served in that role for the past fourteen years.

William H. Welling was elected as a director in August 1998. He is currently Chairman and CEO of @Comm Corporation, a telecommunications software company. In August 2001, @Comm Corporation filed for protection under Chapter 11 of the Federal Bankruptcy Code. Mr. Welling also serves as a director on the boards of several private companies. The Company believes that Mr. Welling’s management experience with technology companies makes him an excellent candidate as a member of the Board.

Salvatore Muoio, 53, is the founder of S. Muoio & Co. LLC, which serves as the investment manager of the investment partnerships SM Investors, L.P., SM Investors II, L.P., SM L/S, L.P., the offshore entity SM Investors Offshore, Ltd. as well as other privately-held investment vehicles. Mr. Muoio has been involved in the securities industry since 1985. Prior to establishing SM Investors, L.P. in 1997, Mr. Muoio served in the equity markets group of Lazard Freres & Co. LLC from 1995 to 1997 as Director of Equity Research and as an equity analyst concentrating in the telecommunications and media industries. Prior to that, Mr. Muoio worked for Gabelli Funds, Inc. (“Gabelli”) from 1985. At Gabelli, Mr. Muoio served in several capacities including as a securities analyst for Gabelli & Company, Inc., Director of Research for GAMCO Investors, and as Portfolio Manager for the Gabelli Global Telecommunications Fund, Inc. Mr. Muoio received a B.B.A. with a major in finance from the University of Notre Dame in 1981 and an M.B.A. with a concentration in Finance from Notre Dame in 1985. Mr. Muoio is a member of the Institute of Chartered Financial Analysts, as well as the New York Society of Securities Analysts. Mr. Muoio also serves on the board of directors of Dunkirk & Fredonia Telephone Company, CIBL Inc. and the LICT Corporation, diversified holding companies involved in various telecommunications, media, and service businesses.

Mr. Muoio consents to being named in this Proxy Statement and Form of Proxy, and, if elected, consents to serve on the Company’s Board of Directors.

Timothy P. Bradley, 51, is Managing Director of Signal Equity Partners (“Signal”), which he co-founded in 1996. Signal is a private equity investment and advisory firm focused on the communications, media and information technology industries. Mr. Bradley has served on boards of directors, in some cases as chairman, of numerous Signal portfolio companies. This board experience includes service as a board member at Fibernet Telecom Group from 1999-2009, where Mr. Bradley served as Chairman of the Audit Committee and member of the Compensation Committee, and Telecommunications Systems from 1999-2002, where Mr. Bradley’s tenure began while the company was still private and continued through the company’s initial public offering. Mr. Bradley also currently serves as chair of the board of directors of both Codigo Entertainment, LLC, and Signal Telecom Partners, LLC. Other board experience includes a five-year tenure on the board of directors of Oceanic Digital Communications, Inc. from 2003-2008. Mr. Bradley also serves on the boards of directors of several not-for-profit organizations, including Good Shepherd Services, where he serves as chair of the Development Committee and as a member of the Executive and Governance Committees; Green City Force, where he serves as Treasurer; and The Brooklyn Historical Society, where he serves on the Finance Committee. Before Signal, Mr. Bradley was Vice President and a Partner of Exeter Capital Partners, a private equity investment firm. Mr. Bradley received a B.A. from Yale College in 1983, a J.D. from New York University School of Law in 1988 and an M.B.A. from Columbia Business School in 1993.

Mr. Bradley consents to being named in this Proxy Statement and Form of Proxy, and, if elected, consents to serve on the Company’s Board of Directors.

Robert H. Edelman, 59, is President of Edelman & Co. Ltd., a mergers and acquisitions advisory firm which he founded in 1994. Edelman & Co., based in Milwaukee, Wisconsin, provides planning, analytical, execution and negotiation services to companies contemplating business combination transactions as buyers or as sellers. The firm concentrates on the financial institutions industry, with an emphasis on community banks, and has also served clients in a variety of other industries. From 1986 to 1994, Mr. Edelman was a generalist investment banker engaged in public and private market financings and merger transactions at Kemper Securities, where he progressed to the position of managing director. Mr. Edelman received a B.A. with majors in history and political science from Columbia College in 1975, an M.A. in journalism from the Columbia University Graduate School of Journalism in 1976 and an M.B.A. in finance and accounting from the Kellogg Graduate School of Management at Northwestern University in 1986. From 1976 to 1984, Mr. Edelman worked as a reporter, writer and editor for newspapers in Illinois and Wisconsin.

Mr. Edelman consents to being named in this Proxy Statement and Form of Proxy, and, if elected, consents to serve on the Company’s Board of Directors.

There are no family relationships among any of the Company’s nominees or executive officers. There are no material interests in any contracts or agreements, and there are no material pending or threatened legal proceedings, between or among the nominees. None of the nominees has been involved in any legal proceeding during the past ten years as specified in Item 401(f) of Regulation S-K.

CORPORATE GOVERNANCE

The Board of Directors held sixteen meetings during the last fiscal year. The Audit Committee met four times, the Compensation Committee met one time and the Nominating Committee met one time. Each member of the Board attended 75% or more of the aggregate of (i) the total number of Board meetings held during the last fiscal year and (ii) the total number of meetings of Committees on which such member served, during the last fiscal year. The Company encourages its directors to attend annual meetings. All of the Company’s directors attended our last Annual Meeting.

Board Independence

Based on information currently available to the Board of Directors, the current Board of Directors has determined that Messrs. Welling, Muoio, Bradley and Edelman are “independent” under the rules of the

NASDAQ Stock Market (the “NASDAQ”) and the SEC, and Mr. Marren is not. Under applicable SEC and NASDAQ rules, the existence of certain “related party” transactions above certain thresholds between a director and the Company are required to be disclosed and preclude a finding by the Board that the director is independent. Although the Board also has the power to consider whether transactions of those types but below the thresholds render a director not “independent”, and to consider whether any other types of transactions, relationships or arrangements (i.e., not specified in the SEC and NASDAQ rules) render a director not “independent”, the Board did not consider any such items in making its independence determination. It is anticipated that the independence of the three new nominees will be confirmed by the new Board of Directors after this election.

The Audit Committee, Nominating Committee and Compensation Committee were each comprised solely of independent directors during the Last Fiscal Year, as that term is defined in Rule 5605 of the NASDAQ Marketplace Rules. Each of the members of the Company’s Audit Committee met the standards for audit committee membership set forth in the NASDAQ Marketplace Rules when they were selected for the committee by the Board.

Board Leadership Structure and Risk Oversight

The current Board determined that the appropriate leadership structure for the Board was for Mr. Marren, the Company’s Chief Executive Officer, to serve as Chairman of the Board, and the Board has not appointed a separate lead director. The independent directors believed that Mr. Marren’s detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company and its business make him the best qualified director to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters. Mr. Marren’s combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s shareholders, employees and litigation defendants. The Board may subsequently decide, however, to change that leadership structure, and the Board does not have a formal policy requiring that the Chief Executive Officer or any other member of management serve as Chairman of the Board.

In its governance role, and particularly in exercising its duty of care and diligence, our Board of Directors is responsible for ensuring that appropriate risk management policies and procedures are in place to protect the Company. While the Board has the ultimate oversight responsibility for the risk management process, the Board has delegated to our Audit Committee the oversight of our policies and practices with respect to risk assessment and risk management. As set forth in the Audit Committee charter, the Audit Committee meets quarterly with management and the Company’s independent auditors, Armanino McKenna LLP in order to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Audit Committee also meets at least once each year in separate executive sessions with management and Armanino McKenna LLP to discuss matters that any of them or the Committee believes could present significant financial risk to the Company. In fulfilling this role, the Audit Committee conducts a quarterly risk-assessment process and reports its finding to the full Board. The Audit Committee also oversees related party transactions and conducts all negotiations in such transactions on behalf of the Company.

Board Committees

The Board of Directors has standing Audit, Compensation and Nominating Committees.

Audit Committee. The Company has a separately-designated standing audit committee as defined in Section (a)(58)(A) of the Securities Exchange Act of 1934 (the “1934 Act”). Mr. Welling (chairman) and Mr. Nanda are the current members of our Audit Committee. After the director election, it is anticipated that two independent directors will be appointed to the Audit Committee to replace Mr. Nanda and to expand the Audit Committee to three members. The committee selects our auditors, reviews the scope of the annual audit, approves the audit fees and non-audit fees to be paid to our auditors, and reviews our financial accounting controls with the staff and the auditors. The Company’s Board has determined that none of the current members of its Audit Committee qualifies as an audit committee financial expert as set forth in Item 407(d)(5)(ii) of Regulation S-K of the rules promulgated by the Securities and Exchange Commission. Each of the members of the Company’s Audit Committee met the standards for audit committee membership set forth in the NASDAQ Marketplace Rules when they were selected for the committee by the Board. In light of the nature of the Company’s business, the Company believes that several of the new candidates for the Board possess the skills and experience necessary to oversee the work of the Company’s independent registered public accounting firm and carry out the duties set forth in the Company’s Audit Committee charter. The charter of the Audit Committee has been established and approved by the Board of Directors and was attached as Appendix A to the Company’s 2007 Proxy Statement.

Compensation Committee. The Compensation Committee handles compensation matters and administers our stock incentive plan. The committee currently consists of Mr. Welling and Mr. Nanda. After the director election, it is anticipated that two independent directors will be appointed to the Compensation Committee to replace Mr. Nanda and to expand the Compensation Committee to three members. The committee reviews and establishes the compensation and benefits for the Chief Executive Officer and the Chief Financial Officer. The Compensation Committee accepts recommendations from the executive officers regarding their compensation but final authority over executive compensation is vested in the Compensation Committee. The Compensation Committee is comprised solely of independent directors, as that term is defined by Rule 5605 of the NASDAQ Marketplace Rules. The Compensation Committee has not used compensation consultants to determine or recommend the amount or form of executive and director compensation. The Compensation Committee does not have a charter.

Nominating Committee. Mr. Nanda and Mr. Welling are the current members of our Nominating Committee. After the director election, it is anticipated that two independent directors will be appointed to the Nominating Committee to replace Mr. Nanda and to expand the Nominating Committee to three members. The Nominating Committee is comprised solely of independent directors, as that term is defined by Rule 5605 of the NASDAQ Marketplace Rules. The Nominating Committee interviews, evaluates, nominates and recommends individuals for membership on the Board, evaluates the effectiveness of the Board, and recommends the structure, responsibility and composition of the committees of the Board. The charter of the Nominating Committee has been established and approved by the Board of Directors and was attached as Appendix B to the Company’s 2007 Proxy Statement.

DIRECTOR NOMINATIONS

Criteria for Board Membership. In selecting candidates for appointment or re-election to the Board, the Nominating Committee considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, and seeks to insure that at least a majority of the directors are independent under the rules of NASDAQ, and that members of the Company’s Audit Committee meet the financial literacy and sophistication requirements under the rules of NASDAQ. Nominees for director are selected on the basis of their relevance, depth and breadth of experience, reputation among our various constituencies and communities, integrity, ability to make independent analytical inquiries, understanding of the Company’s business as a company in liquidation, willingness to devote adequate time to Board duties and shareholder recommendations, particularly where the shareholder has the right to elect one or more directors. The Nominating Committee also places a strong emphasis on individual ethics as the Committee believes that Company leadership requires individuals who will act in the Company’s best interests at all times.

Shareholder Nominees. Under its charter, the Nominating Committee is responsible for considering director nominations made by security holders. A nomination should be submitted to the Nominating Committee c/o the Secretary of the Company and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the 1934 Act (including such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected); (b) the names and addresses of the shareholder making the nomination and the number of shares of the Company’s common stock which are owned beneficially and of record by such shareholder; and (c) other appropriate biographical information and a statement as to the qualification of the nominee, and should be submitted no later than the deadlines described in the Bylaws of the Company and under the caption, “Deadline for Receipt of Shareholder Proposals for 2013 Annual Meeting” above. The Nominating Committee, in its discretion and in the manner specified in the following paragraph, will determine whether any such nominee is qualified to serve as a member of the Board. Although the Company has no obligation to include director nominees from shareholders in its proxy statement, nominees from shareholders who have the right to elect one or more directors will be given appropriate consideration.

Process for Identifying and Evaluating Nominees. The Nominating Committee does not currently have a formal policy regarding consideration of diversity in identifying director nominees. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the Nominating Committee will re-nominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual shareholder meetings, the Nominating Committee will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, management of the Company and, if the Nominating Committee deems appropriate, a third-party search firm. The Nominating Committee will evaluate each candidate’s qualifications, check relevant references and consider a variety of additional factors appropriate for the focus of the Company, including differences of viewpoint, professional experience, education and skill. In addition, such candidates will be interviewed by at least one member of the Nominating Committee. Based on this input, the Nominating Committee will evaluate which of the prospective candidates is qualified to serve as a director and whether the Committee should recommend to the Board that the candidate be appointed to fill a current vacancy on the Board, or presented for the approval of the shareholders, as appropriate.

Board Nominees for the 2012 Annual Meeting. Each of the nominees listed in this Proxy Statement are standing for election to the Company’s Board of Directors.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders and other parties interested in communicating directly with the non-management directors as a group may do so by writing Board of Directors, c/o OPTi Inc., One First Street, Suite 14, Los Altos, CA 94022, USA.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee currently consists of Mr. Welling and Mr. Nanda, each of whom is an independent director, and neither is a current or former employee of the Company. No member of the Compensation Committee is a current or former employee of the Company. During the last fiscal year, none of our executive officers served as a director or member of the Compensation Committee or any Board committee performing equivalent functions for another entity that has one or more executive officers serving on our Board of Directors.

CODE OF ETHICS

The Company has adopted a code of ethics that applies to its Chief Executive Officer and its Chief Financial Officer in accordance with Item 406 of Regulation S-K of the SEC rules. A copy of the code of ethics is incorporated by reference as an exhibit to the Company’s Form 10-K filed for the year ended March 31, 2007.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding ownership of our Common Stock as of November 21, 2012 by (a) each person known to us to own more than 5% of the outstanding shares of the Common Stock, (b) each director and nominee for director, (c) our Chief Executive Officer and Chief Financial Officer (who are our only executive officers) and (d) all directors and executive officers as a group. The information in this table is based solely on statements in filings with the Securities and Exchange Commission (the “SEC”) or other reliable information. A total of 11,645,903 shares of our common stock were issued and outstanding as of November 21, 2012.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Owned(2)	Number of Shares of Common Stock Subject to Options Exercisable Within 60 Days(3)	Total Number of Shares of Common Stock Beneficially Owned(4)	Percent Ownership
S. Muoio & Co. LLC(5) 509 Madison Avenue, Ste 406 New York, NY 10022	5,832,098	—	5,832,098	50.1%

Raffles Associates, L.P.(6) 450 Seventh Avenue, Ste 509 New York, NY 10123	716,834	—	716,834	6.2%

Bernard T. Marren	15,788	—	15,788	*

Michael F. Mazzoni	—	—	—	*

William Welling	21,333	—	21,333	*

Timothy P. Bradley	—	—	—	*

Robert H. Edelman	—	—	—	*

Salvatore Muoio(7)	5,832,098	—	5,832,098	50.1%

All executive officers, directors and director nominees as a group (6 persons)	5,862,219	—	5,862,219	50.4%

*	Represents beneficial ownership of less than one percent (1%) of the outstanding shares as of November 21, 2012.
(1)	Unless otherwise indicated, the address of each of the named individuals is c/o OPTi Inc., One First Street, Suite 14, Los Altos, CA 94022, USA.
(2)	Represents shares of outstanding common stock owned by the named parties as of November 21, 2012.
(3)	Shares of common stock subject to stock options currently exercisable or exercisable within 60 days of November 21, 2012 are deemed to be outstanding for computing the percentage ownership of the person holding such options and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for computing the percentage of any other person.
(4)	The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. Under the rules of the Commission, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities for which that person has a right to acquire beneficial ownership within 60 days.
(5)	Information on holdings of Salvatore Muoio & Co. LLC (SMC) is taken from a Form SC 13D/A filed on November 7, 2012. The shares listed are held in the accounts of several investment partnerships and investment funds (collectively, the “Investment Vehicles”) for which SMC serves as either general partner or investment manager. Salvatore Muoio is the managing member of SMC. SMC and Mr. Muoio may be deemed to beneficially own the securities held by the Investment Vehicles by virtue of SMC’s position as general partner or investment manager of the Investment Vehicles and Mr. Muoio’s status as the managing member of SMC.

(6)	Information on holdings of Raffles Associates L.P. is taken from a Schedule 13G/A filed on February 14, 2012. Raffles Capital Advisors LLC is the General Partner of Raffles Associates, L.P. and Paul H. O’Leary is the Managing Member of Raffles Capital Advisors LLC.
(7)	Salvatore Muoio is the managing member of SMC. SMC and Mr. Muoio may be deemed to beneficially own the securities held by the Investment Vehicles by virtue of SMC’s position as general partner or investment manager of the Investment Vehicles and Mr. Muoio’s status as the managing member of SMC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Procedures for Approval of Related Person Transactions

The Board of Directors is responsible for reviewing and approving all material transactions with any related party. Related parties include any of our directors or executive officers, certain of our shareholders, and their immediate family members.

The Company’s policy is that it will not enter into other transactions with directors, officers or affiliates unless such transactions are (i) approved by the majority of the Company’s independent disinterested directors, (ii) may reasonably be expected to benefit the Company, and (iii) will be on terms no less favorable to the Company than could be obtained in arm’s length transactions with unaffiliated third parties.

We expect our directors, officers and employees to act and make decisions that are in the Company’s best interests and encourage them to avoid situations which present a conflict between our interests and their own personal interests. Our directors, officers and employees are prohibited from taking any action that may make it difficult for them to perform their duties, responsibilities and services to the Company in an objective and fair manner. Exceptions are only permitted in the reasonable discretion of the Board of Directors. In addition, we are strictly prohibited from extending personal loans to, or guaranteeing the personal obligations of, any director or officer.

During the Company’s last fiscal year, there have been no transactions in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest, and no such transactions are currently proposed.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and persons or entities who own more than ten percent of our common stock, to file with the Securities and Exchange Commission reports of beneficial ownership and changes in beneficial ownership of our common stock. Those directors, officers, and shareholders are required by regulations to furnish us with copies of all forms they file under Section 16(a). Based solely upon a review of the copies of such reports furnished to us and written representations from such directors, officers, and shareholders we believe that all such reports required to be filed during the Company’s last fiscal year were filed on a timely basis.

DIRECTOR COMPENSATION

The following table summarizes director compensation during the Last Fiscal year.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Director Name(1)	Fees Earned or Paid in Cash(2) ($)	Stock Awards ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Kapil Nanda	$46,500	—	—	—	—	—	$46,500
William Welling	$48,000	—	—	—	—	—	$48,000

(1)	Mr. Marren is not included in this table as he is an employee of the Company and receives no extra compensation for his services as a director. The compensation received by Mr. Marren as an employee of the Company is shown in the Summary Compensation Table below.
(2)	In the Last Fiscal Year each non-employee director received a $15,000 yearly retainer and a fee of $1,500 per board or committee meeting attended.
(3)	As of November 21, 2012, Mr. Nanda and Mr. Welling had no options outstanding. There were no options granted during the Last Fiscal Year.

PROPOSAL NUMBER 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has selected Armanino McKenna LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending March 31, 2013.

Armanino McKenna LLP has been the Company’s auditors since 2009. Representatives of Armanino McKenna LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Vote Required

The affirmative vote of a majority of the votes cast will be required to ratify and approve the appointment of Armanino McKenna LLP as the Company’s independent auditors for the fiscal year ending March 31, 2013.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE APPOINTMENT OF ARMANINO MCKENNA LLP AS INDEPENDENT AUDITORS OF OPTi FOR THE FISCAL YEAR ENDING MARCH 31, 2013.

EXECUTIVE OFFICER BIOGRAPHICAL INFORMATION

The following table sets forth certain information regarding our executive officers as of November 21, 2012.

Name of Executive Officer	Age	Position with the Company	Since
Bernard T. Marren	77	President, Chief Executive Officer and Chairman of the Board	1996
Michael F. Mazzoni	49	Chief Financial Officer and Secretary	2000

Mr. Marren’s biography is presented on page 4. Mr. Mazzoni’s biography is presented below.

Michael F. Mazzoni has served as Chief Financial Officer since December 2000. Mr. Mazzoni also served with the Company from October 1993 to December 1999. The last two years prior to his departure Mr. Mazzoni served as its Chief Financial Officer. Mr. Mazzoni also served as Chief Financial Officer of Horizon Navigation, Inc., a privately held, car navigation company, from January 2003 to June 2005. Prior to rejoining the Company, Mr. Mazzoni was Chief Financial Officer of Xpeed, Inc., a startup in the Digital Subscriber Line CPE business, from January 2000 to November 2000. Mr. Mazzoni has over twenty five years of experience in the accounting and finance area for technology companies and has been with the Company for seventeen years. In that time, Mr. Mazzoni has accumulated a vast knowledge of the Company’s intellectual property and licensing activities.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

The Company is in liquidation and has only two executive officers, the Chief Executive Officer and the Chief Financial Officer.

The primary objectives of our executive compensation plan are to:

•	align the financial interests of our executives with those of our shareholders;

•	motivate and retain the executive talent required to successfully implement our business strategy; and

•	provide incentives for achieving our short-term and long-term goals.

To achieve these objectives, our Compensation Committee establishes and reviews compensation packages for our executive officers on an annual basis, consisting of a combination of salary and cash bonus.

The Compensation Committee meets outside the presence of all of our executive officers to consider appropriate compensation for our CEO. For our other executive officer, the Compensation Committee meets outside the presence of all executive officers except our CEO.

The Compensation Committee considers the recommendations of management when establishing compensation for our executive officers, but relies upon its own judgment to determine each individual’s compensation. Factors that affect the Compensation Committee’s judgment include each individual’s performance and scope of responsibilities, as well as overall Company performance. Given the shareholders’ decision to liquidate the Company and the fact that the Company’s only source of revenue is the litigation against VIA Technologies, Inc., it is anticipated that the Committee will particularly focus on management’s handling of these matters.

Elements of Executive Compensation

Executive compensation consists of the following elements:

Base Salary. Base salaries for our executives are established based on the scope of their responsibilities, and taking into account the Company’s budget guidelines, labor market conditions, and competitive market compensation paid by other companies for similar positions. Base salaries are reviewed and adjusted annually, to realign salaries with the market after taking into account individual responsibilities, performance and experience.

Annual Bonus. Bonus targets are based on a percentage of the executive’s base salary. The bonus plan allows the payment of up to 20% of the executive salary as a target bonus amount. The bonus is ordinarily paid in a single installment following the completion of a given fiscal year. The individual performance objectives tend to be keyed to the Company’s goals in regard to licensing its intellectual property. The Compensation Committee did not recommend discretionary bonuses for Mr. Marren and Mr. Mazzoni during the Last Fiscal Year.

Shareholder Return Bonus. The Company had a Shareholder Return Bonus program under which Mr. Marren and Mr. Mazzoni received a percentage of all monies returned to the shareholders of the Company in the form of a distribution (as defined below) in accordance with the terms of their respective employment agreements. The compensation ranged from 1% to 5% of the amount returned to the shareholders, dependent on the amount of money that the Company was able to return to the shareholders, and was paid on the earlier of the (i) distribution of funds to shareholders, whether by dividend or other special action to return funds to shareholders such as a share repurchase program (a “Distribution”), or (ii) six months and one day after the Company received the third party payments, regardless of whether a Distribution to shareholders had occurred. During the Fiscal Year ended March 31, 2012, the Company awarded Mr. Marren and Mr. Mazzoni $4,320 and

$2,880 respectively under the Shareholder Return Bonus plan, equal to 3% and 2% of the amounts received from third party payments which were not distributed to shareholders. The Shareholder Return Bonus terminated effective on the Change of Control of the Company on September 12, 2012. See “Change of Control Bonus” below.

Change of Control Bonus. Mr. Marren’s and Mr. Mazzoni’s employment agreements provide for a Change of Control Bonus to be paid to them in the event of a Change of Control transaction while each executive is employed by the Company, provided that the executive signs an irrevocable general release of all claims against the Company. Upon such Change of Control, the Shareholder Return Bonus program immediately ceased, and Mr. Marren and Mr. Mazzoni are instead entitled to receive a Change of Control Bonus, based on the net proceeds payable to the Company and/or its shareholders as set forth in the employment agreements previously filed with the Commission as Exhibits 10.8 and 10.9 to the Company’s periodic reports.

“Change of Control” for the purpose of Mr. Marren and Mr. Mazzoni’s employment agreements means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the securities exchange Act of 1934, as amended) becomes the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; (ii) the consummation of the sale or disposition by the Company of all or substantially all the Company’s assets or its business; (iii) the consummation of a merger, reverse merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iv) a change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who (A) are directors of the Company as of the Effective date of the agreement, or (B) are elected with the vote of any shareholder that is a shareholder of record as of the Effective Date, or (C) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of those directors whose election or nomination was not in connection with any transaction described above or in connection with an actual or threatened proxy contest relating to the election of directors to the Company.

A Change of Control occurred on September 12, 2012 as a result of SMC’s acquisition of 50.08% of the voting power of the Company’s outstanding shares. A Change of Control will also result from the election of the three new directors at the Annual Meeting.

Stock Options. The Company does not currently grant stock options to its executive officers, as it believes that the bonus programs better align the goals of management and the shareholders of the Company.

Other Compensation. All of our executives are eligible to participate in our employee benefit plans, including medical, dental and 401(k) plans. These plans are available to all full-time employees and do not discriminate in favor of executive officers.

Employment Agreements. During fiscal year 2007 the Compensation Committee determined that it would be appropriate to enter into employment agreements with Mr. Marren and Mr. Mazzoni, primarily to document the provisions of the Shareholder Return Bonus program, adjust certain of the payment thresholds and address program award payments under particular circumstances. The shareholders of the Company at the November 27, 2007 annual meeting approved the employment agreements for Mr. Marren and Mr. Mazzoni.

Final Analysis. Our current strategic objectives for executive compensation are to compensate our executives fairly and competitively in return for their devoted efforts through the liquidation process, and to avoid having the compensation program interfere with what the Company considers (a) meaningful progress toward achievement of the Company’s business objectives and (b) its dedicated and collaborative management environment that is already in place.

Summary Compensation Table

The following table sets forth information concerning compensation earned for services rendered to us by the Chief Executive Officer and the Chief Financial Officer for the Last Fiscal Year. Collectively, these are the “Named Executive Officers”.

Name and Principal Position	Year	Salary		Bonus(1)	Non-Equity Incentive Plan Comp.(2)	Change in Pension Value and NQ Deferred Comp.	All Other Compensation			Total
(a)	(b)	(c)		(d)	(g)	(h)	(i)			(j)
Bernard T. Marren, Chief Executive Officer (CEO)	2012 2011	$ $	166,911 157,000	— —	4,320 1,032,401	— —	$ $	11,155 10,250	(3) (3)	$ $	182,386 1,202,263
Michael F. Mazzoni, Chief Financial Officer (CFO)	2012		$116,944	—	2,880	—		—	(3)		$119,824
	2011		$111,375	—	688,268	—		$8,250	(3)		$807,893

(1)	Column (d) is used to record non-equity discretionary (non-performance based) bonuses made to our officers.
(2)	The amounts in column (g) reflect the cash awards under the Shareholder Return Bonus, which is discussed in further detail in the Compensation Discussion and Analysis under the heading “Shareholder Return Bonus”.
(3)	All Other Compensation consisted of the 50% Company match on 401(k) contributions.

Grants of Plan-Based Awards

There were no grants of stock or option awards to our Named Executive Officers during the Last Fiscal Year. As noted above, Mr. Marren and Mr. Mazzoni were participants in the Company’s Shareholder Return Bonus program, and the plan covered their performance during the Last Fiscal Year during which they earned payments under the plan which are reflected in the Summary Compensation Table above. As noted above the plan terminated on September 12, 2012 as the result of a Change of Control.

Outstanding Equity Awards at Fiscal Year-End

The Company had no outstanding equity awards with our Named Executive Officers as of March 31, 2012.

Option Exercises and Stock Vested

No options were exercised or shares of common stock acquired upon vesting by our Named Executive Officers during the Last Fiscal Year.

Pension Benefits

We did not have any plans providing for payments or other benefits at, following, or in connection with retirement to our Named Executive Officers (or any other employees) during the Last Fiscal Year.

Nonqualified Deferred Compensation

We did not permit compensation deferral by our Named Executive Officers (or any other employees) during the Last Fiscal Year.

Potential Payments Upon Termination or Change in Control

Severance and change-in-control arrangements for Mr. Marren and Mr. Mazzoni are included in the employment agreements approved by the shareholders at the November 27, 2007 annual meeting.

COMPENSATION COMMITTEE REPORT

The Compensation Committee provided the following statement:

“The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on these reviews and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K and in the annual meeting Proxy Statement on Schedule 14A.”

Respectfully submitted,

Compensation Committee of the Board of Directors
William Welling, Chair

November 20, 2012

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Compensation Committee Report and the following Audit Committee Report and the Comparative Stock Performance Graph shall not be incorporated by reference into any such filings.

AUDIT COMMITTEE REPORT

The Audit Committee provided the following statement:

“Under the guidance of a written charter adopted by the Board of Directors, the purpose of the Audit Committee is to monitor the integrity of the financial statements of the Company, oversee the independence of the Company’s independent auditors, and appoint and provide for the compensation of the independent auditors and to evaluate the performance of the independent auditors. Each of the members of the Audit Committee meets the independence requirements of NASDAQ.

Management has the primary responsibility for the system of internal control and the financial reporting process. The independent auditors have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards. The Audit Committee has the responsibility to monitor and oversee these processes.

In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-K, the Audit Committee:

•	reviewed and discussed the audited financial statements with Company management;

•

discussed with Armanino McKenna LLP, the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 114, The Auditor’s Communication With Those Charged With Governance;

•

reviewed the written disclosures and the letter from Armanino McKenna LLP required by the Public Company Accounting Oversight Board regarding Armanino McKenna LLP’s independent accountant communications with the Audit Committee concerning independence and discussed with the auditors their independence;

•

based on the foregoing reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company’s 2012 Annual Report on Form 10-K for the Last Fiscal Year, filed with the Securities and Exchange Commission; and

•	instructed the independent auditors that the Committee expects to be advised if there are any subjects that require special attention.”

Respectfully submitted,

Audit Committee of the Board of Directors

Kapil Nanda
William Welling

INDEPENDENT PUBLIC ACCOUNTANTS

Armanino McKenna LLP audited the Company’s consolidated financial statements for the Last Fiscal Year. In accordance with standing policy, Armanino McKenna LLP periodically changes the personnel who work on the audit.

Principal Accountant Fees and Services

The following table shows the fees paid or accrued by OPTi Inc. for the audit and other services provided by our auditors Armanino McKenna LLP.

	2012	2011
Audit Fees(1)	$120,535	$115,653
Audit-Related Fees	—	—
Tax Fees(2)	17,639	17,580
All other fees	97,705	19,600

Total	$235,879	$152,833

(1)	Audit fees represent fees for professional services provided in connection with the audit of our annual financial statements and review of our quarterly financial statements, and advice on accounting matters that arose during the audit.
(2)	Tax fees consisted primarily of income tax compliance and related services.

During the Last Fiscal Year and fiscal year 2012 and 2011, all services provided by Armanino McKenna LLP were pre-approved by the Audit Committee.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services

It is the responsibility of the Audit Committee to approve, in accordance with Sections 10A(h) and (i) of the Exchange Act and the Rules and Regulations of the SEC, all professional services, to be provided to the Company by its independent registered public accounting firm, provided that the Audit Committee shall not approve any non-audit services proscribed by Section 10A(g) of the Exchange Act in the absence of an applicable exemption.

It is the policy of the Company that the Audit Committee pre-approves all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm, consistent with the criteria set forth in the Audit Committee Charter and applicable laws and regulations. The Committee may delegate to a member of the Audit Committee the authority to pre-approve such services, provided that the member shall report any decision on his part to pre-approve such services to the full Audit Committee at its next regular meeting. These services may include audit services, audit-related services, tax services, and other services. The independent registered public accounting firm and Company management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm pursuant to any such pre-approval.

PERFORMANCE GRAPH

The following graph shows a comparison of cumulative total shareholder return, calculated on a dividend reinvested basis, from March 31, 2007 through the Last Fiscal Year end (March 31, 2012) for OPTi Inc., the CRSP Index for NASDAQ (U.S. Companies) (the “NASDAQ Index”) and the CRSP Index for NASDAQ Electronic Components Stocks (the “NASDAQ Electronic Components Index”). The graph assumes a $100 investment made at the beginning of the respective period and reinvestment of all dividends in the NASDAQ Index and the NASDAQ Electronic Components Index. Note that historic stock price performance is not necessarily indicative of future stock price performance.

Comparison of Five Year Cumulative Total Returns

Comparison Graph for

OPTI Inc.

CUMULATIVE TOTAL RETURN SUMMARY

March 2012

		2007	2008	2009	2010	2011	2012
OPTI INC.	Return%		-54.38	-27.69	112.77	-17.48	-21.95
	Cum $	100.00	45.62	32.98	70.18	57.91	45.20
NASDAQ Stock Market (US Companies)	Return%		-6.72	-31.19	56.86	17.51	14.22
	Cum $	100.00	93.28	64.18	100.68	118.31	135.13
NASDAQ Electronic Components Index	Return%		-2.52	-32.25	59.31	-3.22	8.45
	Cum $	100.00	97.48	66.04	105.21	101.82	110.43

Notes:	•	Data complete through last fiscal year.
	•	Corporate Performance Graph with peer group uses peer group only performance (excludes the Company’s performance).
	•	Peer group indices use beginning of period market capitalization weighting.

OTHER MATTERS

The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may direct.

We have delivered only one Notice to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Notice and, if applicable, proxy materials, as requested, to any shareholder at the shared address to which a single copy of these documents was delivered. If you prefer to receive separate copies of the notice, Proxy Statement or the Company’s Form 10-K filed on June 29, 2012, please notify us by calling us at (650) 213-8550 or sending a written request to OPTi, Inc., at One First Street, Suite 14, Los Altos, California 94022, and Attention: Chief Financial Officer.

In addition, if two or more shareholders sharing the same address receive multiple copies of our proxy materials and wish to receive only one copy of such materials, shareholders may notify their broker if their shares are held in a brokerage account or may notify us if they hold registered shares. Such registered shareholders may notify us by sending a written request to OPTi, Inc., One First Street, Suite 14, Los Altos, California 94022, and Attention: Chief Financial Officer.

It is important that your shares of stock be represented at the meeting, regardless of the number of shares you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy in the envelope which has been enclosed.

X Please mark your votes like this _ FOLD AND DETACH HERE AND READ THE REVERSE SIDE _ PROXY Our Board of Directors unanimously recommends a vote for the approval of Proposal 2 and, in their discretion, upon such other matter or matters that may properly come before the meeting and any postponement or adjournment(s) thereof. Label Area 4” x 1 1/2” PROPOSAL 1—Election of Directors PROPOSAL 2—To ratify the appointment of Armanino McKenna LLP as independent Accountants of OPTi Inc. for the fiscal year FOR all ending March 31, 2013. Nominees listed to the left WITHHOLD authority to vote for all nominees listed to the left Our Board of Directors unanimously recommends a vote for each of the nominees named below. FOR AGAINST ABSTAIN NOMINEES: (Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below: OPTi Inc. Signature Signature Date , 2012. Note: This proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign. COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER: 1. Bernard T. Marren 2. Timothy P. Bradley 3. Robert H. Edelman 4. Salvatore Muoio 5. William H. Welling

OPTi Inc. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned shareholder of OPTi Inc. (the “Company”), hereby appoints Bernard T. Marren and Michael Mazzoni and each of them, with power of substitution to act as true and lawful attorneys, agents, and proxy holders of the undersigned and hereby authorizes them to represent and vote, as specified herein, all shares of common stock of the Company to be held of record by the undersigned on November 21, 2012 at the Annual Meeting of Shareholders of the Company to be held on December 13, 2012 at 10 a.m., local time, at the offices of the Company at One First Street, Suite 14 Los Altos, California 94022 and any adjournments or postponement thereof. The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR Proposals 1 and 2. The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated November 26, 2012. THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF THE FIVE (5) INDIVIDUALS NOMINATED; (2) FOR RATIFICATION OF THE APPOINTMENT OF ARMANINO MCKENNA LLP AS THE INDEPENDENT ACCOUNTANTS OF OPTi FOR THE FISCAL YEAR ENDING MARCH 31, 2013; AND (3) AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS DETERMINED BY THE COMPANY. PLEASE SIGN ON REVERSE SIDE AND RETURN IMMEDIATELY. (Continued, and to be marked, dated and signed, on the other side) _ FOLD AND DETACH HERE AND READ THE REVERSE SIDE _ PROXY